SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  December 23, 1996

                     The Money Store Investment Corporation
                        The Money Store of New York Inc.
             (Exact name of registrant as specified in its charter)


              *                     33-98734                 *
(State or other jurisdiction of     (Commission         (IRS Employer
 incorporation)                      File Number)         ID Number)


  2840 Morris Avenue, Union, New Jersey                   07083
 (Address of principal executive offices)                (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)

*        See Schedule A attached hereto.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

         (c)  EXHIBITS

              Exhibit No.

                1.1 Underwriting Agreement dated December 19, 1996 among The Money Store Investment Corporation, The Money Store of New
                                York, Inc., The Money Store Inc. and
                                Prudential Securities Incorporated.

                4.1 Pooling and Servicing Agreement dated November 30, 1996 among The Money Store Investment Corporation, The Money Store of New York, Inc., The Money Store Inc. as Representative, and Marine Midland Bank, as Trustee.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  The Money Store Investment Corporation
                                  The Money Store of New York Inc.


                                  By: /s/Eric Elwin
                                  Name: Eric Elwin
                                  Title: Vice President




Dated:  January 6, 1997

                                   Schedule A

                                     State of                    IRS Employer
Registrant                           Incorporation               ID Number

The Money Store Investment           New Jersey                  22-2293019
Corporation

The Money Store of                   New York                    22-3143559
New York, Inc.

                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION OF EXHIBIT

    1.1               Underwriting Agreement dated December 19, 1996
                             among The Money Store Investment
                             Corporation, The Money Store of New York,
                             Inc., The Money Store Inc. and Prudential
                             Securities Incorporated.

    4.1               Pooling and Servicing Agreement dated
                             November 30, 1996 among The Money
                             Store Investment Corporation, The
                             Money Store of New York, Inc., The
                             Money Store Inc., as Representative,
                             and Marine Midland Bank, as Trustee.